Exhibit 10.3

SECURITIES ASSIGNMENT AGREEMENT

This Securities Assignment Agreement is dated March 29, 2022 (this “Assignment”), by and among Aimfinity Investment LLC, a Cayman Islands limited liability company (the “Seller”), and the party identified on the signature page hereto (the “Buyer”).

WHEREAS, on the terms and subject to the conditions set forth in this Assignment, the Seller wishes to assign to the Buyer Class B ordinary shares, $0.0001 par value (“Class B Shares”), of Aimfinity Investment Corp. I, a Cayman Islands exempted company (the “Company”), a newly-organized blank check company, or special purpose acquisition company, formed for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”), and the Buyer wishes to purchase and receive such Shares (as defined below) from the Seller.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Assignment, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1 Assignment of Shares. The Seller hereby assigns 20,000 Class B Shares to the Buyer (the “Shares”). The Buyer has paid to the Seller an aggregate amount of two-hundred and forty dollars ($240) (the “Purchase Price”), in consideration of the assignment of the Shares.

Section 2 Potential Forfeiture of Shares.

(a) In the event that the Company determines for any reason not to nominate, elect or appoint the Buyer as a member of the board of directors of the Company, or if the Buyer otherwise does not become a member of the board of directors of the Company for any reason, on or prior to the closing of the Public Offering (as defined in Section 4 below), or if the Public Offering is not consummated on or prior to December 31, 2022, the Buyer shall automatically forfeit all of the Shares, the Shares shall automatically be assigned and returned to the Seller, and the Seller shall promptly return the Purchase Price to the Buyer.

( ) In the event that, following the closing of the Public Offering and prior to the Company’s consummation of a Business Combination, the Buyer resigns or otherwise ceases to serve as a member of the board of the directors for any reason, the Seller (or its designee(s)) shall have the right, but not the obligation, to purchase from the Buyer all of the Shares purchased by the Buyer hereunder for an amount equal to the Purchase Price. Such right shall be exercisable by the Seller at any time prior to the Company’s consummation of a Business Combination by providing written notice of such exercise to the Buyer.

(a) The Buyer acknowledges and agrees that, in addition to the forfeiture and sale provisions of subsections 2(a) and 2(b), the Shares shall be subject to further forfeiture, and the Buyer acknowledges and agrees that it shall forfeit any and all rights to such number of shares as it may be required to forfeit, under and in accordance with the provisions of one or more written agreements (collectively, the “Forfeiture Agreements”) to be dated on or prior to the closing of the Public Offering by and among the Buyer, the Company and any other persons or entities that may be deemed appropriate to be parties thereto, including forfeitures of the Shares in connection with certain redemptions of the Company’s units sold in the Public Offering (the “Units”), as well as the implementation of a post-business combination price protection feature for the benefit of holders of the Company’s Class A ordinary shares included in the Units.

(b) The Buyer shall take all actions as may be reasonably necessary to consummate any forfeiture or sale contemplated by this Section 2, including entering into agreements and delivering certificates and instruments and consents as may be deemed by the Seller to be necessary or appropriate, and the Buyer hereby grants to the Seller and any representative designated by the Seller without further action by the Buyer a limited irrevocable power of attorney to effect any forfeiture or transfer contemplated hereby on behalf of the Buyer, which power of attorney shall be deemed to be coupled with an interest.

Section 3. No Conflicts. Each party represents and warrants that neither the execution and delivery of this Assignment by such party, nor the consummation or performance by such party of any of the transactions contemplated hereby, will with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any agreement to which it is a party.

Section 4. Investment Representations. The Buyer represents and warrants, with respect to himself or herself only, as set forth herein. The Buyer hereby acknowledges that an investment in the Shares involves certain significant risks. The Buyer has no need for liquidity in its investment in the Shares for the foreseeable future and is able to bear the risk of that investment for an indefinite period. The Buyer acknowledges and hereby agrees that the Shares will not be transferable under any circumstances unless registered by the Company in accordance with federal and state securities laws or sold in compliance with an exemption under such laws and such transfer complies with all applicable lock-up restrictions on the Buyer (as described in the Company’s draft registration statement on Form S-1, as may be amended (the “Registration Statement”), under the Securities Act of 1933, as amended (the “Act”), relating to a contemplated underwritten public offering by the Company (the “Public Offering”)). The Buyer further understands and agrees that the Buyer will be required to execute and deliver a letter agreement including, among other provisions, the foregoing transfer restrictions, as described in the Registration Statement, and that any certificates evidencing the Shares bear a legend referring to such transfer restrictions.

The Shares are being acquired solely for the Buyer’s own account, for investment purposes only, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the Buyer has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale, distribution, subdivision or fractionalization. The Buyer has been given the opportunity to (i) ask questions of and receive answers from the Seller and the Company concerning the terms and conditions of the Shares, and the business and financial condition of the Company and (ii) obtain any additional information that the Seller possesses or can acquire without unreasonable effort or expense that is necessary to assist the Buyer in evaluating the advisability of the purchase of the Shares and an investment in the Company. The Buyer is not relying on any oral representation made by any person as to the Company or its operations, financial condition or prospects. The Buyer is an “accredited investor” as defined in Regulation D promulgated by the Securities and Exchange Commission under the Act. In the event the Buyer does not join the Board of Directors of the Company upon the consummation of the Public Offering (whether and either at the election of the Company or the Buyer for any reason), then the Buyer shall promptly return the Shares to the Company.

Section 5 Miscellaneous. This Assignment, together with the certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter. This Assignment may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Assignment or any document to be signed in connection with this Assignment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. This Assignment may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto. Except as otherwise provided herein, no party hereto may assign either this Assignment or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Assignment to be effective as of the date first set forth above.

AIMFINITY INVESTMENT LLC

By:	/s/ Jing Cao
Name: Jing Cao
Title: Manager

BUYER

By: